SUBSIDIARIES GUARANTEE

                  GUARANTEE, dated as of March 24, 1998, made by each of the entities that are signatories hereto (the "Guarantors"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") and CANADIAN IMPERIAL BANK OF COMMERCE (the "Issuing Lender") parties to the Credit Agreement referred to below.

                                    RECITALS

                  Pursuant to the Credit Agreement, dated as of March 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"), among the Borrower, the Lenders, the Issuing Lender and the Administrative Agent, the Lenders have severally agreed to make loans to and the Issuing Lender has agreed to issue letters of credit for the account of the Borrower upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Notes issued by the Borrower thereunder. The Borrower owns directly or indirectly all of the issued and outstanding stock of each Guarantor. The proceeds of the loans and extensions of credit will be used in part to enable the Borrower to make valuable transfers (as determined as provided herein) to some of the Guarantors in connection with the operation of their respective businesses. The Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the loans and extensions of credit. It is a condition precedent to the obligation of the Lenders to make their respective loans to the Borrower, and of the Issuing Lender to issue its letters of credit, under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender.

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Borrower, and the Issuing Lender to issue its letters of credit under the Credit Agreement, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, as follows:

                  1.  Defined  Terms.  (a)  Unless  otherwise  defined   herein,
terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. Guarantee. (a) Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                  (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  (c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

                  (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any Lender or the Issuing Lender hereunder.

                  (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

                  (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender or the Issuing Lender on


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

account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

                  3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders and the Issuing Lender, and each Guarantor shall remain liable to the Administrative Agent and the Lenders and the Issuing Lender for the full amount guaranteed by such Guarantor hereunder.

                  4. Right of Set-off. Upon the occurrence of any Event of Default, each Guarantor hereby irrevocably authorizes each Lender and the Issuing Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or the Issuing Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender or the Issuing Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender or the Issuing Lender hereunder and claims of every nature and description of such Lender or the Issuing Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any Loan Documents or otherwise, as such Lender or the Issuing Lender may elect, whether or not the Administrative Agent, any Lender or the Issuing Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent, each Lender and the Issuing Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent, such Lender or the Issuing Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, each Lender and the Issuing Lender under this Section are in addition to other rights and remedies
(including, without limitation, other rights of set-off) which the Administrative Agent, such Lender or the Issuing Lender may have.

                  5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender or the Issuing Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent, any Lender or the Issuing Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender or the Issuing Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent, the Lenders and the Issuing Lender by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent, the Lenders and the Issuing Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                  6. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent, any Lender or the Issuing Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, any Lender or the Issuing Lender, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent, any Lender or the Issuing Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent nor any Lender nor the Issuing Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Administrative Agent, any Lender or the Issuing Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Administrative Agent, any Lender or the Issuing Lender to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent, any Lender or the Issuing Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, any Lender or the Issuing Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent, the Lenders and the Issuing Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent, any Lender or the Issuing Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Administrative Agent, any Lender or the Issuing Lender, or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent, any Lender and the Issuing Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent, any Lender or the Issuing Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent, the Lenders and the Issuing Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

                  8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent, any Lender or the Issuing Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent specified in Section 11.2 of the Credit Agreement.

                  10. Representations and Warranties. Each Guarantor hereby represents and warrants that:

                  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Loan Documents to which is a party, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee and the other Loan Documents to which is a party;

                  (c) this Guarantee and each of the other Loan Documents to which such Guarantor is a party has been duly executed and delivered on behalf of such Guarantor, and constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered on a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (d) the execution, delivery and performance of this Guarantee and the other Loan Documents to which such Guarantor is a party will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor (other than Liens created by the Security Documents in favor of the Administrative Agent);

                  (e) no consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee or the other Loan Documents to which such Guarantor is a party;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or any other Loan Document to which such Guarantor is a party or any of the transactions contemplated hereby or thereby, or (ii) which could have a material adverse effect on the business, operations, property or financial or other condition of such Guarantor;

                  (g) it has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien of any nature whatsoever except such as are disclosed in the balance sheet referred to in Section 10(i) hereof and as are permitted by
Section 10.3 of the Credit Agreement;

                  (h) it has filed or caused to be filed on its behalf all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Guarantor); no tax Lien has been filed, and, to the knowledge of such Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge;

                  (i) The unaudited balance sheet of such Guarantor as at August 31, 1997 and the related unaudited statement of income and of cash flows for the twelve-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender and the Issuing Lender, are complete and correct and present fairly the financial condition of such Guarantor as at such date, and the results of its operations and its cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). At the date of the most recent balance sheet referred to above, such Guarantor had no material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto. During the period from August 31, 1997, to and including the date hereof there has been no sale, transfer or other disposition by such Guarantor of any material part of its business or property and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person) material in relation to the financial condition of such Guarantor at August 31, 1997.

                  Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by the Borrower, and the date of each issuance of a Letter of Credit, under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

                  11. Limitation of Liability. Notwithstanding the provisions of
Section 2, no Guarantor shall have any personal liability for payment of the Obligations, and in any action or suit to collect the Obligations the Administrative Agent, the Lenders and the Issuing Lender shall not seek any in personam judgment against any Guarantor or any judgment for a deficiency but shall look solely to the security interests created under and the collateral described in the documents set forth in Schedule 1 attached hereto (the "Guarantor Security Documents") to which such Guarantor is a party for payment of the Obligations. Nothing contained in this Section shall be construed to impair the validity of the Obligations or affect or impair in any way the right of the Administrative Agent, the Lenders and the Issuing Lender to exercise their rights and remedies under the Credit Agreement, the Notes and any other Loan Documents in accordance with their respective terms.

                  12. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders and the Issuing Lender, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as Administrative Agent for the Lenders and the Issuing Lender with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  13. Notices. All notices, requests and demands to or upon the Administrative Agent, any Lender, the Issuing Lender or any Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                  (a) if to the Administrative Agent, any Lender or the Issuing Lender, at its address or transmission number for notices provided in Section
13.2 of the Credit Agreement; and

                  (b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

                  The Administrative Agent, each Lender, the Issuing Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

                  14. Counterparts. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Administrative Agent.

                  15. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  16. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent, any Lender or the Issuing Lender relative to the subject matter hereof not reflected herein.

                  17. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Administrative Agent, the Lenders and the Issuing Lender in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

                  (b) None of the Administrative Agent nor any Lender nor the Issuing Lender shall by any act (except by a written instrument pursuant to Section 19(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any Lender or the Issuing Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, any Lender or the Issuing Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, such Lender or the Issuing Lender would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  18. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  19. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

                  20. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  21.   Submission  To  Jurisdiction;   Waivers.   Each  of  the
Guarantors hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Administrative Agent shall have been notified pursuant hereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  22. Acknowledgments. Each Guarantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Loan Documents to which it is a party;

                  (b) none of the Administrative Agent nor any Lender nor the Issuing Lender has any fiduciary relationship with or duty to such Guarantor arising out of or in connection with this Guarantee or any of the other Loan Documents to which it is a party, and the relationship between such Guarantor, the Borrower and the other Loan Parties, on one hand, and Administrative Agent and Lenders and the Issuing Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders and the Issuing Lender or among such Guarantor, the Borrower, any of the other Loan Parties and the Lenders and the Issuing Lender.

                  23. WAIVERS OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  24. Additional Guarantors. Each Subsidiary of the Borrower is required pursuant to Section 9.9 of the Credit Agreement to become party to this Subsidiaries Guarantee and shall become a Guarantor for all purposes of this Subsidiaries Guarantee upon execution and delivery by such Subsidiary of a Supplement in the form of Annex A hereto

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        UNIDIGITAL ELEMENTS (NY), INC.


                                        By:/s/ William E. Dye
                                           -------------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------
                                        Addresss for Notices:

                                        Telex:
                                              ----------------------------------
                                        Fax:
                                            ------------------------------------


                                        UNIDIGITAL ELEMENTS (SF), INC.

                                        By:/s/ William E. Dye
                                           -------------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------
                                        Addresss for Notices:

                                        Telex:
                                              ----------------------------------
                                        Fax:
                                            ------------------------------------


                                        UNISON (NY), INC.


                                        By:/s/ William E. Dye
                                           -------------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------
                                        Addresss for Notices:

                                        Telex:
                                              ----------------------------------
                                        Fax:
                                            ------------------------------------


                                        UNISON (MA), INC.


                                        By:/s/ William E. Dye
                                           -------------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------
                                        Addresss for Notices:

                                        Telex:
                                              ----------------------------------
                                        Fax:
                                            ------------------------------------